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                                                                   EXHIBIT 10.8

                                  NANOGEN, INC.

                         COMMON STOCK PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is made as of July 26, 2000 by and between Nanogen, Inc., a Delaware corporation (the "Company") and Hitachi, Ltd., a corporation organized and existing under the laws of Japan, through its Instrument Group and having its principal place of business at 5-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo, 100 Japan, Nissei Sangyo Co. Ltd., having its principal place of business at 24-14, Nishi-shimbashi, 1-chome, Minato-ku, Tokyo, 105-8717 Japan, and Hitachi Instruments Service Co., Ltd., having its principal place of business at 28-8 Yotsuya 4-Chrome, Shinjuku-ku Tokyo 160-0004 (collectively, "Purchasers").

         THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

         1.    PURCHASE AND SALE OF COMMON STOCK.

               1.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Purchasers shall purchase at the Closing (as defined below) and the Company agrees to sell and issue to the Purchasers at the Closing a total of Two Million United States Dollars ($2,000,000) (the "Purchase Price") worth of shares of the Company's Common Stock, $.001 par value per share (the "Shares"), at a per share price (the "Share Price") equal to the last reported closing price of the Company's Common Stock reported on the Nasdaq National Market on the Effective Date of the Nanogen/Hitachi Collaboration Agreement by and between the Purchasers, and the Company, dated July 26, 2000 (the "Collaboration
Agreement"); provided, however, that Purchasers' aggregate beneficial ownership interest in the Company's Common Stock shall not at any time equal or exceed nineteen percent (19%) of the Company's outstanding Common Stock. Nothing in this Agreement shall be deemed to impose any management or control obligations on the Purchasers. The number of Shares to be sold and purchased by each of the Purchasers and the Share Price are described in Exhibit A attached hereto.

               1.2 CLOSING. The purchase and sale of the Shares shall take place at the offices of the Company on a date that is mutually agreed upon, orally or in writing by the Company and the Purchasers and is within thirty (30) days of the Effective Date of the Collaboration Agreement (which time and place is designated as the "Closing"). At the Closing, the Company shall deliver to the Purchasers a certificate representing the Shares being purchased thereby against payment of the Purchase Price therefor, by check payable to the Company or wire transfer to the Company's bank account.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants as of the date hereof to the Purchasers that:

               2.1 ORGANIZATION, GOOD STANDING, AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.


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               2.2 CAPITALIZATION. The authorized capital of the Company
consists as of June 23, 2000 of the following:

                     (i) COMMON STOCK. 50,000,000 shares of common stock, $.001 par value per share, (the "Common Stock"), 20,649,070 shares of which are issued and outstanding. All such outstanding shares of Common Stock have been validly issued, fully paid, and non-assessable. Further, the issuance of the Shares was made in compliance with all applicable state and federal securities laws.

                     (ii) PREFERRED STOCK. 5,000,000 shares of convertible preferred stock, $.001 par value, no shares of which are issued and outstanding. Except as set forth in the Company's latest Form 10-Q for the quarter ended March 31, 2000 filed with the U.S. Securities and Exchange Commission (the "SEC"), there are no outstanding options, warrants, rights (including conversion, antidilution or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

               2.3 SUBSIDIARIES. The Company does not own or control, directly or indirectly, any interest in any other corporation, association or other business entity, other than Nanotronics, Inc., a California corporation, NanoVenture LLC, a Delaware limited liability company, The Nanogen/Becton Dickinson Partnership, a Delaware general partnership, and instruments or interests in which the company invests its excess cash.

               2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing.

               2.5 VALID ISSUANCE OF SECURITIES. The Shares being issued to the Purchasers hereunder, when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions of transfer under this Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Shares will be issued in compliance with all applicable federal and state securities laws.

               2.6 GOVERNMENTAL CONSENTS. No consent, approval or authorization of or designation, declaration or filing with any governmental authority or third party on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby or thereby, except for filing of notices required by Section 25102(f) of the California Corporate Securities Law of 1968, if applicable, and Regulation D under the Securities Act of 1933, as amended (the "Securities Act") as promulgated by the SEC and applicable Blue Sky laws.

         3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. The Purchasers hereby represent and warrant to the Company that:

               3.1 AUTHORIZATION. This Agreement constitutes the valid and legally binding obligations enforceable against the Purchasers in accordance with its terms.



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               3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Purchasers in reliance upon the Purchasers' representations to the Company, which by the Purchasers' execution of this Agreement the Purchasers hereby confirm, that the Shares to be acquired by the Purchasers will be acquired for investment for the Purchasers' own accounts, not as a nominees or agents, and not with a view to the resale or distribution of any part thereof and that the Purchasers have no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchasers further represent that the Purchasers do not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. The Purchasers represent that they have full power and authority to enter into this Agreement.

               3.3 DISCLOSURE OF INFORMATION. The Purchasers have had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. The Purchasers have also had an opportunity to ask questions of officers of the Company, which questions were answered to the Purchasers' satisfaction. The Purchasers understand that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not an exhaustive description.

               3.4 INVESTMENT EXPERIENCE; ACCREDITED INVESTOR. The Purchasers are experienced in evaluating and investing in securities of companies in the Company's stage of development and acknowledge that they can bear the economic risk of its investment and have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Shares. The Purchasers have not been formed for the specific purpose of acquiring the Shares. Furthermore, the Purchasers are "Accredited Investors" as such term is defined in Rule 501 of Regulation D of the Rules and Regulations of the SEC.

               3.5 RESTRICTED SECURITIES. The Purchasers understand that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchasers' representations as expressed herein. The Purchasers understand that, as such, the Shares are characterized as "restricted securities" under the Securities Act and that under the Securities Act and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchasers represent that they are familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

               3.6 LEGENDS. It is understood that the Shares, and any securities issued upon conversion or in respect thereof or exchange therefor, may bear one or all of the following legends:

                     (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."




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                     (b) Any legend required by the laws of the State of
California, including any legend required by the California Department of Corporations.

                     (c) Any legend required by the Blue Sky laws of any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

               3.7 CALIFORNIA CORPORATE SECURITIES LAW.

         THE SALE OF THE SHARES THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, THE ISSUANCE OF SUCH SHARES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SHARES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SHARES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

         4. CONDITIONS PRECEDENT TO THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of the Purchasers to the Company under this Agreement are subject to the fulfillment on or before Closing, of each of the following conditions:

               4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

               4.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               4.3 QUALIFICATIONS. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Shares to the Purchaser pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended ("California Securities Law").

         5. CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions:

               5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 3 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

               5.2 CALIFORNIA QUALIFICATION. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale to the Purchasers of the Shares or such offer and sale shall be exempt from such qualification under the California Securities Law.



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         6.    MISCELLANEOUS.

               6.1 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or date concerning or relating to the business or financial affairs of the other party to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement.

               6.2 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall not survive the Closing and are made solely for the purpose of providing the condition set forth in Section 5.1.

               6.3 TRANSFER, SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               6.4 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California in the United States of America as applied to agreements among California residents entered into and to be performed entirely within California.

               6.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               6.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               6.7 NOTICES.

                     (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon eaach Purchaser at the address thereof set forth on the signature page hereto or, if to the Company at the address set forth on the signature page hereto and addressed Attention: General Counsel.

                     (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing and shall be sent by airmail, return receipt requested, by reputable overnight courier or by telex or telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

                     (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given ten (10) days after the airmailing, couriering, telexing or telecopying thereof.

               6.8 FINDER'S FEE. Each party hereto represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Purchasers agree to indemnify and to hold harmless the Company from any liability for any commission or



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compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchasers or any of its officers, employees, or representatives are responsible. The Company agrees to indemnify and hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

               6.9 EXPENSES. Each party hereto shall bear its own fees and expenses with respect to this Agreement, and the transactions contemplated hereby.

               6.10 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchasers. Any amendment or waiver effected in accordance with this Section shall be binding upon each transferee of any Shares, each future holder of all such Shares the Company.

               6.11 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

               6.12 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and any and all other written or oral agreements existing between the parties hereto, except the agreements specifically contemplated herein, are expressly canceled.

               6.13 LEGAL REPRESENTATION. Each Purchaser acknowledges that: (a) it has read this Agreement and the exhibits hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel; (c) it has either been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (d) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

                      [REST OF PAGE INTENTIONALLY OMITTED]



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 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NANOGEN, INC.                                HITACHI, LTD.
                                             INSTRUMENT GROUP


By:  /s/ HARRY J. LEONHARDT                   By:  /s/ H. INOMATA
    --------------------------------------       -------------------------------
    Harry J. Leonhardt, Esq.                     H. Inomata
    Senior Vice President, General Counsel       President and Chief Executive
    and Secretary                                Officer

Address:                                     Address:
    10398 Pacific Center Court                   5-1, Marunouchi 1-chome
    San Diego, CA  92121                         Chiyoda-ku, Tokyo, 100
    U.S.A.                                       Japan



NISSEI SANGYO CO., LTD.                      HITACHI INSTRUMENTS SERVICE
                                             CO., LTD.


By: /s/ Y. TSUNODA                            By:  /s/ T. HONKAWA
    --------------------------------------       -------------------------------
    Y. Tsunoda                                   T. Honkawa
    Executive Managing Director                  President

Address:                                     Address:
    24-14, Nishi-shimbashi, 1-chome              28-8 Yotsuya 4-Chrome
    Minato-ku, Tokyo, 105-8717                   Shinjuku-ku, Tokyo 160-0004
    Japan                                        Japan





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                                    EXHIBIT A

                        NUMBER OF SHARES AND SHARE PRICE

1.    Number of Shares:     74,590
                         -----------

2.    Share Price:       $  26.813
                          ----------


HITACHI, LTD.                       Number of Shares         29,836
INSTRUMENT GROUP                                        -------------------
                                    Purchase Price           $799,992.67
                                                        -------------------


NISSEI SANGYO CO., LTD.             Number of Shares         29,836
                                                        -------------------
                                    Purchase Price           $799,992.67
                                                        -------------------


HITACHI INSTRUMENTS                 Number of Shares         14,918
 SERVICE CO., LTD.                                      -------------------
                                    Purchase Price           $399,996.33
                                                        -------------------


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